SCHEDULE 14A
                         (Rule 14a-101)
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

            Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Section 240.14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

                                       DEM, Inc.
        (Name of Registrant as Specified in its Charter)

  (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):
   [X] No fee required. pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   (4)Proposed maximum aggregate value of transaction:

    (5)    Total fee paid:

[   ]   Fee paid previously with preliminary materials:

[   ]   Check box if any part of the fee is offset as provided
   by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
   (1)  Amount Previously Paid:

   (2)  Form, Schedule or Registration Statement No.:

   (3)  Filing Party:

[   ]  Fee computed on table below per Exchange Act Rules 14a-
6(i)(1) and 0-11.
   (1)Title of each class of securities to which transaction applies:

   (2)Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed
   (4)  Date Filed:

                            DEM, INC.
                The World Trade Center-Baltimore
                           28th Floor
                      401 East Pratt Street
                   Baltimore, Maryland  21202


            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

      An annual meeting of stockholders of DEM, Inc. (the "Company"), will be held at The Chapman Co., The World Trade Center-Baltimore, 28th Floor, 401 East Pratt Street, Baltimore, Maryland, on June 6, 1997, at 11:00 A.M. local time to act on the following matters:

                     1.    Election of directors to  serve  until
               their successors are elected and qualify;

                     2.   Ratification of the selection of Arthur
               Andersen LLP as certified independent auditors for the Company;

                    3. Such other business as may properly come before the meeting.

      Only stockholders of record at the close of business on May
5, 1997, are entitled to notice of and to vote at such meeting or any adjournments thereof.




May 9, 1997                        Earl U. Bravo, Sr.
                                   Secretary



Please mark, sign and date the enclosed proxy and return it promptly in the enclosed envelope. If you attend the meeting and wish to vote in person, you may revoke your proxy.

                            DEM, INC.
                The World Trade Center-Baltimore
                           28th Floor
                      401 East Pratt Street
                   Baltimore, Maryland  21202



                         PROXY STATEMENT

                 Annual Meeting of Stockholders
                          June 6, 1997


     The enclosed proxy is solicited by the Board of Directors of DEM, Inc. (the "Company") for use at the annual meeting of stockholders of the Company to be held at the offices of The Chapman Co., The World Trade Center-Baltimore, 28th Floor, 401 East Pratt Street, Baltimore, Maryland, on June 6, 1997, at 11:00 A.M. local time. This Proxy Statement and form of Proxy were first mailed to stockholders on May 9, 1997.

      Proxies will be solicited by mail and may be solicited in person or by telephone by directors, officers and employees of the Company. Nominees will, upon request, be supplied with additional proxy materials and will be reimbursed by the Company for their reasonable expenses in sending these materials to their principals. The cost of printing and mailing this notice and proxy statement and proxy form and of soliciting proxies will be borne by the Company.

      Management knows of no business to be brought before the meeting except as set forth in the notice of the meeting. If any other matters should come before the meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment.

      A stockholder may revoke his proxy by notifying the Company in writing prior to the meeting, by subsequently executing another proxy or by attending the meeting and giving oral notice of revocation to the Chairman of the meeting.

      Stockholders are urged to return their proxies promptly in order to ensure action by a quorum and to avoid the expense of additional solicitation.

      The Company will furnish, without charge, a copy of the annual report to any shareholder upon request. Any such request should be directed to Lisa Fullagar, DEM, Inc., The World Trade Center-Baltimore, 28th Floor, 401 East Pratt Street, Baltimore, Maryland 21202, telephone (800) 752-1013.



NAME AND ADDRESS OF BENEFICIAL OWNER   TOTAL SHARES       %
Texaco - Harrison Capital, Inc.       101,225            13.0%
2000 Westchester Avenue
White Plains, NY  10650

Memphis Retirement System             212,236            27.3%
125 North Main Street, Room 368
Memphis, TN  38103-2017

Shelby County Retirement System       202,451            26.0%
160  North Mid-Atlantic Mall,  Suite
950
Memphis, TN  38103

Potomac Electric Power Company        134,967            17.4%
1900 Pennsylvania Avenue, N.W.
Washington, DC  20068-0001

                    1.  ELECTION OF DIRECTORS

      Five directors are to be elected at the meeting. The Board of Directors has nominated the persons named below for election as directors.

  Nominees for Directors to serve until the 2000 Annual Meeting
                           (Class III)

          Nathan A. Chapman, Jr.  Ronald A. White

  Nominees for Directors to serve until the 1999 Annual Meeting
                           (Class II)

          Lottie L. Shackelford   Robert L. Wallace

  Nominees for Directors to serve until the 1998 Annual Meeting
                            (Class I)

          James B. Lewis

      Unless directed to the contrary, proxies will be voted for the election of such nominees. Each nominee has consented to the nomination and has agreed to serve if elected. If any of the nominees should not be available for election, the persons named as proxies may vote for other persons in their discretion. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

     The name and age, positions held with the Company and principal occupation for the past five years of each nominee are set forth below:

                  POSITION(S)
                   HELD WITH           PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS   REGISTRANT   AGE      DURING PAST 5 YEARS

 Nominees for Directors to serve until the 2000 Annual Meeting
                          (Class III)

*Nathan A.           Nominee     39  President, Chief  Executive
Chapman, Jr.         for             Officer and Treasurer since
401 E. Pratt         Director        1986  of  The Chapman  Co.,
St., 28th Flr        and             the  Company's underwriter,
Baltimore, MD        President       and   President  and  Chief
21202                                Executive    Officer     of
                                     Chapman Capital Management,
                                     Inc.,     the     Company's
                                     advisor,    since     1988.
                                     President, Chairman of  the
                                     Board   of  Directors   and
                                     Director  of  The   Chapman
                                     Funds,  Inc.  (an  open-end
                                     investment company  managed
                                     by the Company's advisor).

Ronald A. White      Nominee     47  President, Ronald A. White,
401 E. Pratt         for             P.C.,  a  law  firm,  since
St., 28th Flr        Director        1982.    Director  of   The
Baltimore, MD                        Chapman Funds, Inc.
21202

 Nominees for Directors to serve until the 1999 Annual Meeting
                           (Class II)

Lottie L.            Nominee     56  Executive  Vice  President,
Shackelford          for             Global  USA  - since  1995,
401 E. Pratt         Director        City  Director of the  City
St., 28th Flr                        of  Little  Rock, Arkansas,
Baltimore, MD                        1978   to  1995,  the  City
21202                                Mayor   of   Little   Rock,
                                     Arkansas,  1987-1989;  Vice
                                     Chair,  Democratic National
                                     Committee, 1989,  Co-Chair,
                                     Democratic         National
                                     Committee, 1988.   Director
                                     of The Chapman Funds, Inc.

Robert L.            Nominee     40  President since 1993 of the
Wallace              for             BITH  Group,  Inc.   Senior
401 E. Pratt         Director        Vice   President   of   ECS
St., 28th Flr                        Technology Inc.  from  1992
Baltimore, MD                        to  1993.   Assistant  Vice
21202                                President Maryland National
                                     Bank  from  1990  to  1992.
                                     Author     "Black    Wealth
                                     Through               Black
                                     Entrepreneurship."

 Nominees for Directors to serve until the 1998 Annual Meeting
                           (Class I)

James B. Lewis       Nominee     49  City Administrator/Manager,
401 E. Pratt         for             City  of  Rio  Rancho,  New
St., 28th Flr        Director        Mexico  since  March  1996,
Baltimore, MD                        Chief    Clerk   -    State
21202                                Corporation Commission from
                                     April  1995 to March  1996,
                                     Chief  of Staff, Office  of
                                     the Governor from Jan. 1991
                                     to  April 1995.  New Mexico
                                     State  Treasurer,  December
                                     1985   to   January   1991.
                                     County           Treasurer,
                                     Bernadillo   County   1982-
                                     1985.    Director  of   The
                                     Chapman Funds, Inc.


* Directors deemed to be "interested persons" of the Company for purposes of the Investment Company Act of 1940 are indicated by an asterisk. In addition to the positions indicated with the Company's advisor and underwriter, Mr. Chapman is a principal stockholder of the Company's underwriter.

                            OFFICERS

                                              PRINCIPAL
NAME AND ADDRESS         AGE  OFFICE          OCCUPATIONS
                                              DURING  PAST  FIVE
                                              YEARS

Earl U. Bravo, Sr.        49   Vice           Chief Operating
401 E. Pratt St., 28th        President and   Officer of The
Floor                         Secretary       Chapman Co. since
Baltimore, Maryland                           1992.  From 1990
21202                                         until 1992,
                                              President of
                                              Chapman Capital
                                              Management, Inc.

M. Lynn Ballard           54   Treasurer      Controller of
401 E. Pratt St., 28th                        The Chapman  Co. and
Floor                                         Treasurer  of  The
Baltimore, Maryland                           Chapman     Funds,
21202                                         Inc. since 1988.



Bonnie Gillette        44     Assistant       Secretary  of  The
401 E. Pratt St., 28th        Secretary       Chapman       Co.,
Floor                                         Chapman    Capital
Baltimore, Maryland                           Management,   Inc.
21202                                         and   The  Chapman
                                              Funds, Inc.  since
                                              1988.


                       COMPENSATION TABLE

       (1)             (2)         (3)        (4)        (5)
                                Pension or              Total
                                Retirement Estimated  Compensati
                    Aggregate    Benefit     Annual    on from
Name of Person      Compensati  Accrued as  Benefits   Fund and
Position             on From     part of      upon       Fund
                       Fund        Fund    Retiremen   Complex
                                 Expenses      t       Paid to
                                                      Directors
Nathan A. Chapman,
Jr.                    -0-         -0-        -0-        -0-
Director and
President

James B. Lewis
Director              3,000        -0-        -0-       5,000

Lottie L.
Shackelford           2,000        -0-        -0-       4,000
Director

Ronald A. White
Director              2,000        -0-        -0-       2,000

Robert L. Wallace
Director              $3,038       -0-        -0-       $3,038

     No officer of the Company receives any compensation from the Company. The Board of Directors of the Company met three times during the fiscal year ended December 31, 1996. Messrs. White and Wallace and Ms. Shackelford each attended two meetings. The Board of Directors has no committees.

      Directors of the Company who are not officers receive from the Company a fee of $1,000 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

      No director or officer of the Company owns beneficially any shares of the Company. All of the outstanding equity securities of Chapman Capital Management, Inc., the Company's investment advisor, are held by The Chapman Co., the Company's underwriter. Mr. Chapman owns 92% of the outstanding equity securities of The Chapman Co. on a fully diluted basis and has the right to cast approximately 99% of the votes entitled to be cast by its stockholders. The Chapman Co. repurchased 411 shares of The Chapman Co. Preferred Stock-Series B from Mr. White for an aggregate consideration of $144,000 in December 1996. Mr. White no longer owns any securities of The Chapman Co. With the exception of Mr. White, no director or nominee for election as a director of the Company has entered into a transaction in the stock of Chapman Capital Management, Inc. or The Chapman Co. since at least January 1, 1996.

     If a quorum is present, a plurality of the votes cast at the meeting is required for election of a director. Abstentions and broker non-votes will not constitute a vote "for" or "against" any matter but will be counted toward a quorum.

      The  Board  of Directors recommends a vote FOR election  of
each   of  the  nominees  named  above  as  a  director  of   the
Corporation.

              2.  SELECTION OF INDEPENDENT AUDITORS

      Arthur Andersen LLP served as independent auditors of the Company for its fiscal year ended December 31, 1996. Arthur Andersen LLP have no direct or material indirect interest in the Company, Chapman Capital Management, Inc. or The Chapman Co. At a meeting held on January 31, 1997, a majority of the Company's Directors who are not interested persons of the Company, with the concurrence of a majority of the Board of Directors, selected Arthur Andersen LLP as independent auditors of the Company for the current fiscal year, subject to ratification by the stockholders.

      The  Board of Directors of the Company has determined  that
utilizing  the  services  of  Arthur  Andersen  LLP,   who   have
experience in auditing mutual funds, is in the best interests of the Company.

      Arthur Andersen LLP is not currently expected to have a representative present at the meeting and, therefore, will not make a statement or respond to questions at the meeting.

      The affirmative vote of a majority of the shares voted at the meeting, assuming a quorum is present, is required to ratify the selection of auditors.

     The Board of Directors recommends that the stockholders vote
"FOR" the ratification of the selection of Arthur Andersen LLP as independent auditors of the Company.

                     ADDITIONAL INFORMATION

      Chapman Capital Management, Inc., The World Trade Center-Baltimore, 28th Floor, 401 East Pratt Street, Baltimore, MD 21202 acts as the investment advisor and administrator for the Company pursuant to an advisory and administrative services agreement (the "Advisory Agreement") dated November 30, 1995. Mr. Chapman is Chairman of the Board and a director of the Advisor. The Advisor is a wholly-owned subsidiary of The Chapman Co., the Company's underwriter. Mr. Chapman owns approximately 92% of the equity and has the right to cast approximately 99% of the votes entitled to be cast by stockholders of The Chapman Co. The Advisor recommends and implements portfolio transactions in accordance with the Company's investment objectives, policies and limitations and subject to policies of the Board of Directors.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of change in ownership of Common Stock of the Company. The same persons are also required by Commission regulation to furnish the Company with copies of all Section 16(a) forms that they file.

      To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, and written representations that no other reports were required during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to the Company's executive officers and directors were complied with. With respect to greater than 10% beneficial owners, the Company has not received copies of any reports filed by such persons with the Commission and has received no written representations from such persons.

                      STOCKHOLDER PROPOSALS

      All stockholder proposals intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company at the address set forth on the first page of this Proxy Statement not later than January 9, 1998 for inclusion in the Company's proxy statement and proxy relating to that meeting. It is suggested that proposals be forwarded by certified mail, return receipt requested.


May 9, 1997                        /s/Earl U. Bravo, Sr.
                                   Earl U. Bravo, Sr.
                                   Secretary

                            DEM, INC.
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The  undersigned hereby appoints Nathan A. Chapman, Jr. and Earl
U. Bravo, Sr., or either of them, the proxy or proxies of the undersigned with full powers of substitution, to vote all shares of Common Stock of DEM, Inc. held of record by the undersigned at the close of business on May 5, 1997, at the Annual Meeting of Stockholders of the Company to be held on Friday, June 6, 1997 at 11:00 a.m., local time and at any adjournment or adjournments thereof, upon the matters set forth herein.

 PLEASE MARK YOUR CHOICE IN BLUE OR BLACK INK, PLEASE SIGN, DATE
 AND RETURN THIS PROXY PROMPTLY USING THE ACCOMPANYING ENVELOPE

    Please      If properly executed, the shares
    mark        represented by this proxy will be voted in
    votes as    the manner directed herein by the
    in          undersigned stockholder, or to the extent
    this        directions are not given, such shares will
    example     be voted FOR each of the nominees and each
                other proposal.

   The Board of Directors recommends a vote "FOR" the nominees listed below and a vote "FOR" Proposal 2 and 3.

                   1.   ELECTION OF DIRECTORS.

                Nominees:   Class III:  Nathan A. Chapman, Jr.
                           and Ronald
                                       A. White
                        Class II:   Lottie L. Shackelford and
                             Robert
                                       Wallace
                              Class I:    James B. Lewis

   FOR ALL NOMINEES LISTED       WITHHOLD AUTHORITY FOR
   (EXCEPT AS INDICATED)         ALL NOMINEES LISTED

    To withhold authority to vote for any nominee, write that nominee's name in the space provided.

                                   For     Against  Abstain
2  RATIFICATION OF APPOINTMENT
 .  OF ARTHUR ANDERSEN LLP AS
   INDEPENDENT AUDITORS.
3  IN THEIR DISCRETION, THE
 .  PROXIES ARE AUTHORIZED TO
   VOTE UPON SUCH OTHER BUSINESS
   AS MAY PROPERLY COME BEFORE
   THE MEETING OR ANY
   ADJOURNMENT THEREOF.

                       MARK HERE FOR
                          ADDRESS
                      CHANGE AND NOTE
                        SUCH CHANGE
                          AT LEFT
Please sign. Persons acting in a fiduciary capacity should so indicate. PLEASE NOTE any change of address and supply any missing Zip Code number.


Signature:                         Date:


Signature:                         Date: